# China Carbon Graphite, Inc
# OTC BB: CHGI



**Investor Presentation**
**February 2011**

# Safe Harbor Statement







Our comments may contain forward-looking statements and management may make additional forward-looking statements in response to your questions. Such written and oral disclosures are made pursuant to the Safe Harbor provision of the Private Securities Litigation Reform Act of 1995.

Although we believe our expectations expressed in such forward looking statements are reasonable, we cannot assure you that they will be realized. Investors are cautioned that such forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from the anticipated results, and therefore we refer you to a more detailed discussion of the risks and uncertainties in the Company's filings with the Securities & Exchange Commission.

The forward-looking statements contained in this presentation are made only of this date, and China Carbon is under no obligation to revise or update these forward-looking statements.

# Company Profile



- **History:** Founded in 1986 as a state-owned carbon graphite manufacturer
  Converted to a private enterprise in 2001
  Listed on US exchange in December 2007
- **Business:** Manufactures carbon and graphite based products in China.
  The largest wholesale supplier of fine grain and high purity graphite in China.
  One of the nation's top overall producers of carbon and graphite products.



- **Location:** Inner Mongolia
- **Employees:** 553 full time employees
- **Major Products:** Electrodes
  Fine Grain Graphite
  High Purity Graphite





# Investment Highlights



## Leading Market Position

- Chinese leader in fine grain graphite products.
- Leader in large size of carbon graphite manufacturing which requires the most sophisticated technologies but can generate 30%+ gross profit margin, on products such as 750+ mm diameter electrodes, 400 mm+ diameter high purity graphite products, and 2.75+ meter fine grain graphite products.
- Large production capacity– doubling its capacity to 60,000 tons from 30,000 tons.



## Increasing Market Demand

- Worldwide total graphite electrode demand exceeds 1.15 million metric tons annually
- Market research has estimated that the global demand for graphite was expected to increase by as much as 50% in the last half the current decade.
- Positive demand trends and increasing number of applications for graphite use through technology innovation such as battery, solar, semiconductor, aerospace and nuclear power applications.
- Industry experts have estimated the market for Graphite industrial uses could reach $900 million by 2010, and new applications are rapidly developing in the electronics ,semiconductor and nuclear industries.



## Sound Reputation

- The largest non-state owned graphite manufacturer in China.
- In 2007, was approved and designated by Ministry of Science & Technology as a "National Hi-tech Enterprise." Of the 400 plus carbon graphite producers in China, China Carbon is the only non-state-owned company to receive this honor

# Investment Highlights Cont.







- 36 technical employees engaged in research and development
- Received patent protection on 1,700-T double-sided molding machine
- Owns patent for high-density, high strength and wear-resistant graphite material, patent No IL: 2004 1 0044348.7.
- Developed fine grain graphite with a length of 3500mm, which is the largest in China's carbon market.
- China Carbon has technology cooperation agreements with Hunan University, the only university in China that offers a major in carbon studies. CHGI is also cooperating with Tsinghua University for nuclear research.

**Strong R&D**



- From the results of 3rd quarter of 2010, China Carbon's net income reached $1.9 million , which represented a 100% increase over the same period of 2009.
- Sufficient cash from operations: $ 9 million cash ended on Sept. 30, 2010.

**Increasing Profitability and Strong Balance Sheet**



# Graphite's Unique Properties



Graphite is a soft steel-gray to black, hexagonally crystallized allotrope of carbon with a metallic luster and a greasy feel. Graphite's varied characteristics make it a highly desirable material for industrial components and processes.



Properties include:

- High thermal resistance
- High electrical conductivity
- High resistance to neutron radiation
- High resistance to erosion, chemical attack and corrosion
- Good machineability
- Low friction and self-lubrication









# Product Portfolio

Major Products:

Graphite Electrodes

Fine Grain Graphite

High Purity Graphite



Revenue Breakdown
Electrodes
Fine Grain
High Purity
17%
33%
50%

# Graphitized Electrodes







## Opportunities:

- Worldwide total graphite electrode demand exceeds 1.15 million metric tons annually
- General electrodes are consumed at a rate of one electrode every 8-10 hours; Graphitized electrodes are consumed at longer rate of 12-14 hours
- Low end products consumable without substitutes although competition is high



## Applications:

Used as a conductive material for electric arc furnaces in the manufacture of steel and smelting alloy steel, brown alumina, yellow phosphorus, or other metals.

## Future Strategy:

The production and sales of graphite electrodes are stable. The gross margin is only 11%. The company plans to concentrate on producing large size Ultra-high electrodes which have as high as 30% gross profit margin

# Fine Grain Graphite







- **Opportunities**:

  - Heavily used in defense and aerospace industry
  - Heavily used for non-ferrous metals smelting as well as for the manufacture of molds
  - Demand of fine grain graphite is growing



- **Applications**:

Aerospace and Defense industry: mold for airplane wing; rocket nose cone and missile nozzle.

- **Future Strategy**:

China's aerospace industry is growing. Thus, there is an increasing need for large size molds, e.g. airplane wing mold. Large size fine grain graphite is the right mold material for such application. We are expanding more capacity to produce the largest size 3500mm fine grain graphite in China. The gross margin rate of fine grain is 35%.

# High Purity Graphite







- **Opportunities:**
  - Heavily used in aviation, electronics, nuclear energy, the chemical industry, the automotive industry
  - There are annual 20,000 tons market needs for high purity graphite in China auto industry
  - The price of imported high purity graphite for auto spark is up to $29,000 per ton







**Applications:**

Automobile Industry: Brake disk; Spark and Brush

- **Future Strategy:**

China's automotive industry is growing. The demand for auto parts is increasing. High purity graphite is not only directly made for auto parts such brake disk and spark plugs, but also indirectly made for carbon fiber auto chassis. We will continue to keep our leading position in ultra high purity graphite with high density, high strength and high purity. The margin of high purity graphite is 21-29%.

# Company Advantages

## Company's Advantages



**Electrodes**



- Capable of manufacturing large size of electrodes.
- Focus on producing large size ultra-high electrodes which has as high as 30% gross profit margin.
- Is the first producer capable of producing 750+ mm diameters ultra-high electrodes upon completion of the new plant in China.



**Fine Grain**



- Largest producer of fine grain graphite products in China.
- 15,000 tons capacity (the largest capacity in China).
- Is the only producer who is capable of producing longer than 2.37 meters rectangle fine graphite products
- Highest quality.



**High Purity**



- 10,000 tons annual capacity
- The only player in producing larger than 400 mm diameter high purity graphite products in China.

# Advanced Machinery









1,700-T double-sided molding machine : China Carbon is only one with patent in china.



4,200 tons extrusion machine: the largest in China



4,000 mm vibrating machine: capable of producing longest fine grain graphite.



16,500 KAV graphitization: only one in china who has such large capacity of graphitization

In order to extend its product category to isostatic graphite, the company, in 2012, plans to invest $12 million on isostatic molding machinery and facilities, creating huge entry barrier for its competitors to get into nuclear, solar and semiconductor graphite market in China.

# Production Process





Phase I
<1 month
Raw Materials
Add asphalt
Crushed and mixed with auxiliary materials in different
Molding
Phase II
3-4 month
High temperature
High pressure
Dipping
Dip into asphalt
Repeat 2-3 times to improve purity and density
High temperature
Baking
Phase III
<1 month
Graphitization
Polish
Finished Goods





- The production process for all grades of graphite involves three basic steps which can require as long as six months for completion.
- The more refined or pure the graphite is, the longer is the production time

# Example applications



Chemical Industry
Environmental Protection
Pharmaceutical Technology
Pump Filled with Graphite
Graphite Tube to Absorb Neutrons
Graphite Artificial Heart Valve
Process Equipment
Mechanical Engineering
Sealing Technology
Tool Manufacturing
Graphite Sealing rings
Mold for Diamond Tools
Graphite Dies
Appliances
Glass & Ceramics
Plastics
Construction Technology
Graphite Bricks
Graphite Mold for Telephones
Graphite Glasses Mold
Semiconductor Technology
Electronics
Electrotechnology
Medical Technology
Graphite Circuit Board
Graphite Heater
Fuel Cell Graphite Plate

# Example applications


Iron and Steel
High-temp Technology
Graphite Electrodes
Graphite Crucible
Piston Rings
Automotive
Racing Sports
Sports Equipment
Graphite Brushes
Graphite Brake Disk
Graphite Golf Shaft
Satellite Technology
Aerospace, Defense
Marine Technology
Graphite Mold for Airplane Wing
Graphite Rocket Nozzle
Graphite Bearings
Nuclear Technology
Solar Technology
Power Generation, Energy
Graphite Blade for Propellers
Graphite Heat Exchanger
Monocrystal Pulling Device

# Sales & Marketing







- Sell primarily through distributors
- Over 200 customers in 22 provinces in China
- Diversified overseas markets, such as Japan, the United States, Canada, Britain, Germany, South Korea, India, Pakistan, Iran, Venezuela, Nicaragua, Ukraine, Georgia, Nigeria and Taiwan China.
- Top 10 customers represent 60% of sales

Domestic



International



# Strong R&D







- 36 technical employees engaged in research and development
- One Chinese patent, Patent No IL: 2004 1 0044348.7, for high-density, high strength and wear-resistant graphite material
- Technology cooperation agreement with Hunan University, the only university in China that offers a major in carbon studies
- Informal relationship with Tsinghua University for nuclear research
- Developed fine grain graphite with a length of 3500mm, which is the largest in China's carbon market
- Developing ultra high purity graphite with a diameter of 840mm, which is required for nuclear plants







# Environmental Management








ZDHY
中大华远认证中心
环境管理体系认证证书
IAF

The company meets ISO9001 quality management standards


ZDHY
中大华远认证中心
质量管理体系认证证书
IAF

The company meets ISO14000* environmental management standards

* ISO14001 is an internationally accepted specification for an environmental management system (EMS). It specifies requirements for establishing an environmental policy, determining environmental aspects and impacts of products / activities / services, and management review.

# Honors



- the “Top 10 High-Tech Enterprises in Inner Mongolia”,
- “Top 50 Private Enterprises in Inner Mongolia”,
- "National Hi-tech Enterprise." Of the 400 plus carbon graphite producers in China, China Carbon is the only non-state-owned company to receive this honor
- “Outstanding Private Enterprise of Technology in China”
- First to develop fine grain graphite blocks with a length of 3500 mm - the largest size available in China's carbon market.






优秀企业








优秀企业







# Equity Snapshot





| | |
|---|---|
| Symbol: | OTCBB:CHGI |
| Current Share Price | $2 ( as of 02-15-2011) |
| 52 week price range: | $0.45 - $ 3.5 |
| Market Cap. : | $40.32 million (as of 02-15-2011) |
| Shares Outstanding: | 20.16 million |
| Float : | 10.7 million |
| Revenue (3rd Quarter): | $10 million |
| Net Income (3rd Quarter); | $1.9 million |
| Quarterly Growth Rate: | 105 % |
| Total Assets(Sept. 30,2010) | $97 million |
| Total Liabilities(Sept. 30,2010) | $55 million |
| Shareholders' Equity | $42 million |
| Cash and cash equivalents | $9.1 million |

# Financial Highlights

| (In thousands) | 3 months ended Sept. 30 2010 | 9 months ended Sept. 30 2010 |
|---|---|---|
| Revenue | 9,980 | 18,075 |
| Cost of Goods Sold | 7,506 | 14,348 |
| Gross Profit | 2,474 | 3,727 |
| Gross Margin | 25% | 20% |
| Net Income | 1,917 | 1,779 |
| Net Margin | 20% | 10% |
| Earnings Per Share (diluted) | 0.09 | 0.08 |
| Weighted average diluted shares outstanding | 21,435 | 20,852 |

# 3rd Quarter Results







| 3 months ended | Q3 2010 | Q3 2009 | CHANGE |
|---|---|---|---|
| Revenue | $9.97 million | $5.58 million | 78.80% |
| Gross profit | $2.47 million | $1.52 million | 62.30% |
| Net Income | $1.9 million | $0.94 million | 100% |
| EPS (Diluted) | $0.09 | $0.06 | 50% |

# Recent development



First to develop fine grain graphite blocks with a length of 3500 mm - the largest size available in China's carbon market.

Had bought additional 1000 m2 land in 2009 at a price of 10 times less than today's market price, which not only provide sufficient land for future capacity expansion but also significantly reduce its potential costs for building more facilities.



Received a $27 million loan from China Construction at a favorable interest rate of 5.41% with a purpose of locking in the price of raw materials

Completed the exterior construction of  new 30,000 tons facilities which will be launched by June 2011.









# Growth Strategy







1. Doubling capacity from 30,000 tons to 60,000 tons
2. Concentrating on the sales of higher margin products, such as ultra-high electrodes, fine grain and high purity graphite.
3. Developing isostatic graphite, such as solar , semiconductor and nuclear graphite products.
4. Integrating natural graphite mining capacity in Inner Mongolia by acquisitions.


兴永碳素公司

# Solar Graphite Opportunities







**Isostatic graphite is a key component to manufacture Poly-Si.**

- Huge market shortage of Poly-Si silicon.
- Over 95% of semiconductor appliances are made on the basis of silicon.
- Electronic industry consumes nearly 80% of globally produced Poly-Si silicon, annual growth is estimated at least 30%.
- Solar industry creates rocketing demand for Poly-Si silicon.
- China plans to expand Poly-Si production from current 2,000 to 20,000 tons.
- Foreign Poly-Si producers plan to shift production plants to China.
- Isostatic graphite used in Poly-Si production prices at RMB 10,000 – 170,000/mt.

# Nuclear Graphite Opportunities



**Definition:** is used as a moderator or reflector within nuclear reactors slow down neutrons to make them more efficient in producing fission in the fuel

**Opportunities:**

- China has 13 nuclear power reactors in commercial operation, 27 under construction, and 50 planned to start construction. Each plant uses up to 10,000 tons of graphite per year**



- Chinese central government will invest 450 billion RMB (US $66 billion) in nuclear power plants by 2020.
- 100% of Nuclear Graphite used in China is imported; China is encouraging domestic produced Nuclear Graphite, and the company is one of the government selected Nuclear Graphite producers
- Nuclear Graphite requires 99.9999% purity with larger size; the company is the industry standard with such capability



**Applications:**

- absorption of neutrons
- resistance to erosion







**Company estimate

# Nuclear Graphite Opportunities Cont.







**Growth Potential and Strategy**

- The average price of nuclear graphite is 5x that of fine grain graphite, approximate RMB 100,000-200,000/MT (US $15,000 – 30,000/MT).
- The company expects to start Nuclear Graphite production in 2012, and generate 2,000 MT in 2012 and 4,000 MT in 2013.
- Gross margin of nuclear graphite is nearly 50%.
- Sales market for nuclear graphite $175,180,000 per year near future.
- Potential main competitors in this sector will be Fangda Carbon only in the future.



# Management Team







- **Donghai Yu, CEO and Director**
  - Chief Financial Officer since November 2007
  - Appointed as CEO to lead the company to execute the expansion plan in Nov. 2008
  - MBA degree from Oklahoma City University.

- **Zhenfang Yang,** interim Chief Financial Officer
  - Since 2007, Mr. Yang has been serving as the Chief Financial Officer of the Company's operating subsidiary, Xingyong Carbon Company Ltd.
  - Certified Public Accountant

- **Grace King, VP of Finance**
  - 20 years of financial transaction experience
  - Prior to joining China Carbon, she acted as managing partner of APEC advisory services
  - Served Primary Capital as managing director
  - From 1999-2007, she was a senior investment advisor of Great Eastern.
  - Was a fund manager of Transpacific Exchange Corp.
  - Was employed by Merrill Lynch
  - BS/MBA degree in Finance and International Business from Columbia University

# Management Team







- **Philip Zhang, Independent Director, Chairman of the Audit Committee**
  - Chief Financial Officer of Universal Travel Group
  - More than 13 years of experiences in portfolio investment, corporate finance, and accounting.
  - Certified Public Accountant, State of Delaware; Member of AICPA
  - MBA degree in Financial Analysis and Accounting concentrations from the State University of New York at Buffalo

- **John Chen, Independent Director, Chairman of the Compensation Committee**
  - Chief Financial Officer and director of General Steel Holdings, Inc.
  - Senior accountant at Moore Stephens, Wurth, Frazer and Torbet, LLP
  - B.S. degree in accounting from California State Polytechnic University

- **Hongbo Liu, Independent Director, Chairman of the Nominating Committee**
  - One of China's top scholars in carbon graphite studies; Professor at Hunan University in Hunan province
  - Granted a special annual allowance for outstanding scholars in China by the PRC Department of State since 1997.
  - Doctorate degree in engineering from Hunan University.



# China Carbon Graphite, Inc

## *Professional Team:*

Auditor: BDO

U.S. Legal Counsel:

Kramer Levin Naftalis & Frankel LLP

Investor Relations: Nuwa Group, LLC

Investor Relations Contact:

NUWA Group, LLC

Kevin Fickle :

kevin@nuwagroup.com

Tel : 925-330-8315

Website: www.nuwagroup.com